UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2016

Date of reporting period: July 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Reaves Utilities and Energy Infrastructure Fund

Annual Report	July 31, 2016

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relat-ing to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

SHAREHOLDERS’ LETTER (UNAUDITED)

July 31, 2016

Dear Shareholder:

In the twelve months ended July 31, 2016, the Reaves Utilities and Energy Infrastructure Fund generated net-of-fee returns of 18.14% for the Institutional Class Shares and 17.81% for the Class A Shares. This compares to a 5.61% return for the S&P 500 Indexi, a 23.10% return for the S&P 500 Utilities Indexii and a return of 4.52% for the S&P Global Infrastructure Indexiii. Of the 18.14% total return generated by the Fund, 15.47% was from security price appreciation and the balance was from dividends and dividend reinvestment.

We invest primarily in three infrastructure sectors: utilities, energy and telecom. It has always been a powerful investment strategy because the sectors tend to be negatively correlated with one another and have low correlation with the broader market, allowing us to earn attractive long-term returns with low beta to the broader market.

Portfolio Review

While the discussion below tends to focus on higher-level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process. Our biggest investments tend to be in companies that have stable and growing cash flows, and pay dividends, with the prospect for dividend growth. The following review includes sector performance estimates on a consolidated basis, gross of fees.

Electric, Gas and Water Utilities

The utilities portion of the portfolio contributed about 17% to the total return in the period. The utilities’ portfolio internal rate of return (IRR) of 36.6% significantly outperformed the Utilities Select Sector SPDR (XLU)iv return of 22.76%. The greatest contribution came from our investments in American Water Works, Westar Energy, and numerous gas utilities.

The utilities sector has been one of the best performing in the S&P 500 Index over the past twelve months. While some of performance is due to lower global interest rates, much also appears to be safe haven related buying, particularly ahead of the United Kingdom referendum on whether to remain in the European Union (Brexit). Thus, there is market concern that the sector is poised to underperform should economic uncertainty diminish. Indeed, post the vote, the sector gave up a significant portion of the period’s outperformance versus the

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

S&P 500 Index. This has resulted in more reasonable valuations and more investment opportunities as of this writing.

Also, there has been much concern that when the U.S. Federal Reserve begins to tighten credit conditions that utilities will underperform. However, we believe our utility investments are relatively well-positioned against a potential rise in short-term Treasury yields, particularly if the rise is in 25 basis point increments over an extended period of time. The portfolio is comprised of utilities that we believe can grow earnings and dividends faster than the index average. In our view, relatively higher-yielding utilities stocks, with lower earnings growth rates, are likely to be the most negatively impacted by rising interest rates because their lower earnings growth rate diminishes their ability to raise the dividend over time. Short-term price declines by the Fund’s utility holdings, in response to a gradual rise in interest rates, can be overcome by their above-average earnings and dividend growth.

Energy & Logistics

The energy & logistics portion of the portfolio, which includes our investments in rail infrastructure, contributed about -1.30% to the total return in the period. The energy portfolio IRR slightly underperformed indexes such as the Energy Select Sector SPDR (XLE)V which was up less than 1%. Strong contribution came from Pioneer Natural Resources and Occidental Petroleum, offset by losses from our investments elsewhere in the sector.

Our 12-18 month outlook remains generally sanguine. We believe that global oil markets should be relatively balanced by late 2016 as worldwide production declines start to reduce global inventories. By mid-2017, we expect the oil market to be somewhat undersupplied, justifying higher prices and setting the stage for further recovery in oil-sensitive shares.

While we see recovery in the supply/demand balance, our best guess is that it will be tempered relative to previous cycles. OPEC no longer functions as a true cartel so production from the Middle East is likely to remain elevated. While production will fall outside of the Middle East, particularly in the U.S., the rate of decline is slow. Meanwhile, continued demand growth has been challenged by slow global economic growth and accelerating transport and heating efficiency gains. As such, industry activity will likely plateau at what before might have been considered “mid-cycle” levels. This means the opportunities are best for only the lowest cost producers. It also means there will likely be less need for oil services, tools, rigs and incremental associated pipeline and processing

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

infrastructure than in previous upcycles. This is a favorable environment for a more nuanced and active investment approach.

Communications

The communications segment of the portfolio, including tower companies, provided a positive contribution during the year of about 2.00%. Positive returns from our investments in cable and tower companies were partially offset by some company specific weakness in our telecom services investments.

U.S. tower companies in particular provided a healthy positive contribution to the portfolio. Tower stocks underwent a fundamental re-rating following early concerns that growth was slowing. However, the health of the tower business model endures and increasing wireless carrier demand from newly-auctioned spectrum bands, as well as from developing 5G technologies, should drive improving growth trends in the coming years.

Our traditional telecom investments experienced a range of results, with the strength of T-Mobile partially offset by lackluster performance from other holdings. T-Mobile materially outperformed, driven by persistent wireless market share gains and a developing free cash flow story that we find compelling. We also view T-Mobile to be a critical strategic asset in the converging worlds of wireless and wireline communications infrastructure. Elsewhere in the sector, price based wireless competition has been acute and equity prices have tended to lag broader markets. Thus, we have tended to limit our exposure in the subsector.

We ended the period with a large concentration in domestic cable companies. We believe the subsector is structurally advantaged to benefit from increased data usage, especially in the enterprise and commercial sectors. As the industry has consolidated (Charter purchased Time Warner Cable last year), the remaining companies have been able to reduce capital expenditures as a percentage of revenue and as a percentage of cash generation, freeing more cash for share repurchases and dividends. There are few companies in the S&P 500 Index that have free cash yields as high as cable operators do at this time.

Outlook

Our utility sector investments are focused in subsectors that have above-average organic growth characteristics. In particular, the outlook for natural gas utilities and companies involved in interstate power transmission remains healthy. Many of these companies have robust growth potential driven by gas-related investments or by the impact of renewables as a source of power generation. These

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

companies should be able to raise their dividends at a measured pace and continue to provide stability to the portfolio in the event of unforeseen volatility.

Within the energy sector, our investments are concentrated in companies we believe will benefit from investment required to develop the lowest cost shale resources. We believe that companies with the ability to grow volumes, even in a low oil price environment, and those investing in volume-related infrastructure around key basins, will do well.

In telecommunications, we will continue investing in companies where we expect to see growing cash flow and earnings and potential for dividend growth. Select companies in the sector will benefit from increasing data usage and development of next-generation networks as well as generate significant cash flows with which to fund rising dividend income streams.

We remain committed to providing you with a portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.

Sincerely,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager

Performance data represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance current to the most recent month-end and after tax returns, please call 1.866.342.7058.

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective. Investments in securities

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer. A company may reduce or eliminate its dividend, causing losses to the Fund.

Definition of the Comparative Indices

i The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The typical Reaves portfolio includes a significant percentage of assets that are also found in the S&P 500. However, Reaves’ portfolios are far less diversified, resulting in higher sector concentrations than found in the broad-based S&P 500 Index.

ii The S&P 500 Utilities Index is a capitalization-weighted index containing 30 electric and gas utility stocks (including multi-utilities and independent power producers).

iii The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation and utilities.

iv The Utilities Select Sector SPDR (XLU) is an exchange-traded fund (ETF) whose objective is to provide investment results that correspond to the performance of the Utilities Select Sector Index. The Index includes services, electrical power providers and natural gas distributors.

v The Energy Select Sector SPDR (XLE) is an exchange-traded fund (ETF) whose objective is to provide investment results that correspond to the performance of the Energy Select Sector Index. The Index includes companies that develop and produce crude oil and gas, provide drilling and other energy related services.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

Growth of a $1,000,000 Investment (Unaudited)

	ANNUALIZED TOTAL RETURN FOR PERIODS ENDED JULY 31, 2016
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Reaves Utilities and Energy Infrastructure Fund, Institutional Class Shares	18.14%	9.90%	10.76%	6.79%
S&P 500 Index	5.61%	11.16%	13.38%	7.75%
S&P 500 Utilities Index	23.10%	14.11%	13.87%	8.61%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

Growth of a $10,000 Investment (Unaudited)

	ANNUALIZED TOTAL RETURN FOR PERIODS ENDED JULY 31, 2016
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Reaves Utilities and Energy Infrastructure Fund, Class A Shares (without load)	17.81%	9.61%	10.49%	6.52%
Reaves Utilities and Energy Infrastructure Fund, Class A Shares (with load)*	12.22%	7.86%	9.43%	6.00%
S&P 500 Index	5.61%	11.16%	13.38%	7.75%
S&P 500 Utilities Index	23.10%	14.11%	13.87%	8.61%

*	The maximum sales load is 4.75%. For a description of front-end sales charges, please see the current prospectus.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

SECTOR WEIGHTINGS†: (Unaudited)

†	Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

SCHEDULE OF INVESTMENTS COMMON STOCK — 97.5%
	Shares	Value

CONSUMER DISCRETIONARY — 9.2%
Charter Communications, Cl A *	10,657	$2,503,010
Comcast, Cl A	38,900	2,616,025

		5,119,035

ELECTRIC UTILITIES — 15.1%
Edison International	14,000	1,083,320
Eversource Energy	36,840	2,154,772
NextEra Energy	18,000	2,309,220
NextEra Energy LP (A)	38,000	1,186,740
Portland General Electric	38,000	1,659,460

		8,393,512

ENERGY — 24.7%
Chevron	12,000	1,229,760
Continental Resources *	18,300	806,115
EQT	27,000	1,967,220
Marathon Petroleum	23,000	905,970
Occidental Petroleum	25,000	1,868,250
Pioneer Natural Resources	14,000	2,275,980
Royal Dutch Shell ADR, Cl A	36,000	1,864,440
Schlumberger	13,172	1,060,609
TransCanada	37,000	1,714,950

		13,693,294

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

COMMON STOCK — continued
	Shares	Value

FINANCIALS — 10.0%
American Tower, Cl A REIT	14,200	$1,643,934
Communications Sales & Leasing REIT	53,000	1,647,240
Crown Castle International REIT	23,000	2,231,690

		5,522,864

GAS — 4.0%
Atmos Energy	20,000	1,595,800
Southwest Gas	8,000	620,000

		2,215,800

INDUSTRIALS — 4.7%
Canadian Pacific Railway	4,000	599,120
Union Pacific	21,500	2,000,575

		2,599,695

INFORMATION TECHNOLOGY — 0.8%
First Solar *	10,000	466,800

MULTI-UTILITIES — 14.9%
CMS Energy	42,000	1,897,560
DTE Energy	19,650	1,916,268
National Grid PLC ADR	15,000	1,086,750
NiSource	62,700	1,608,882
Sempra Energy	16,000	1,790,080

		8,299,540

TELECOMMUNICATION SERVICES — 8.0%
BCE	38,000	1,819,820
T-Mobile US *	27,000	1,251,180
Zayo Group Holdings *	48,300	1,366,890

		4,437,890

WATER UTILITIES — 6.1%
American Water Works	28,300	2,337,014
Aqua America	31,000	1,073,840

		3,410,854

TOTAL COMMON STOCK (Cost $43,176,072)		54,159,284

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

SHORT-TERM INVESTMENT(B) — 3.0%
	Shares	Value

SEI Daily Income Trust Treasury II Fund Cl A, 0.160% (Cost $1,689,559)	1,689,559	1,689,559

TOTAL INVESTMENTS — 100.5% (Cost $44,865,631)		$55,848,843

Percentages are based on Net Assets of $55,558,686.
*	Non-income producing security.
(A)	Securities considered Master Limited Partnership. At July 31, 2016, these securities amounted to $1,186,740 or 2.1% of net assets.
(B)	The rate reported is the 7-day effective yield as of July 31, 2016.

ADR — American Depositary Receipt

Cl — Class

LP — Limited Partnership

PLC — Public Limited Company

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $44,865,631)	$55,848,843
Cash	13,625
Dividends Receivable	56,443
Receivable for Capital Shares Sold	23,300
Prepaid Expenses	14,031

Total Assets	55,956,242

Liabilities:
Payable for Investment Securities Purchased	292,916
Payable due to Adviser	29,150
Payable due to Administrator	11,447
Payable due to Trustees	3,216
Payable due to Distributor	2,594
Chief Compliance Officer Fees Payable	1,978
Other Accrued Expenses	56,255

Total Liabilities	397,556

Net Assets	$55,558,686

Net Assets Consist of:
Paid-in-Capital	$38,820,629
Distributions in Excess of Net Investment Income	(126,793)
Accumulated Net Realized Gain on Investments	5,881,638
Net Unrealized Appreciation on Investments	10,983,212

Net Assets	$55,558,686

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization — no par value) Institutional Class Shares ($50,927,185 ÷ 4,320,165)	$11.79

Net Asset Value and Redemption Price Per Share (unlimited authorization — no par value) Class A Shares ($4,631,501 ÷ 392,399)	$11.80

Maximum Offering Price Per Share — Class A Shares ($11.80 ÷ 95.25%)	$12.39

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND FOR
THE YEAR ENDED JULY 31, 2016

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,145,879
Less: Foreign Taxes Withheld	(12,671)

Total Investment Income	1,133,208

Expenses:
Investment Advisory Fees	376,502
Administration Fees	137,000
Trustees’ Fees	13,594
Distribution Fees (1)	13,046
Chief Compliance Officer Fees	5,810
Transfer Agent Fees	86,157
Registration Fees	37,190
Legal Fees	31,457
Printing Fees	30,270
Audit Fees	22,736
Custodian Fees	5,614
Insurance and Other Expenses	11,275

Total Expenses	770,651

Less: Investment Advisory Fees Waived	(104,897)
Less: Fees Paid Indirectly(2)	(92)

Net Expenses	665,662

Net Investment Income	467,546

Net Realized Gain on Investments	6,496,117
Net Change in Unrealized Appreciation/(Depreciation) on Investments	703,956
Net Realized and Unrealized Gain on Investments	7,200,073

Net Increase in Net Assets Resulting from Operations	$7,667,619

(1)	Attributable to Class A Shares.
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2016	Year Ended July 31, 2015
Operations:
Net Investment Income	$467,546	$734,942
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	6,496,117	(236,663)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	703,956	(2,511,573)

Net Increase/(Decrease) in Net Assets Resulting from Operations	7,667,619	(2,013,294)

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(615,777)	(799,934)
Class A Shares	(65,236)	(77,318)

Total from Net Investment Income	(681,013)	(877,252)

Net Realized Gains
Institutional Class Shares	(335,391)	(4,196,294)
Class A Shares	(47,320)	(465,566)

Total from Net Realized Gains	(382,711)	(4,661,860)

Total Dividends and Distributions	(1,063,724)	(5,539,112)

Capital Share Transactions(1)
Institutional Class Shares
Issued	5,213,304	140,325
Reinvestment of Distributions	760,198	3,967,921
Redeemed	(15,075,801)	(9,049,193)

Net Institutional Class Shares Capital Share Transactions	(9,102,299)	(4,940,947)

Class A Shares
Issued	1,872,253	1,951,760
Reinvestment of Distributions	106,814	516,630
Redeemed	(4,636,920)	(1,723,194)

Net Class A Shares Capital Share Transactions	(2,657,853)	745,196

Net Decrease From Capital Share Transactions	(11,760,152)	(4,195,751)

Total Decrease in Net Assets	(5,156,257)	(11,748,157)

Net Assets:
Beginning of Year	60,714,943	72,463,100

End of Year (including undistributed (distributions in excess of) net investment income of ($126,793) and $77,397,respectively)	$55,558,686	$60,714,943

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years
	Institutional Class Shares
	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012
Net Asset Value, Beginning of Year	$10.21	$11.42	$10.28	$9.09	$8.52

Income from Operations:
Net Investment Income(1)	0.10	0.12	0.15	0.16	0.17
Net Realized and Unrealized Gain/(Loss) on Investments	1.71	(0.44)	1.43	1.21	0.57

Total from Operations	1.81	(0.32)	1.58	1.37	0.74

Dividends and Distributions from:
Net Investment Income	(0.15)	(0.14)	(0.21)	(0.18)	(0.17)
Net Realized Gains	(0.08)	(0.75)	(0.23)	—	—

Total Dividends and Distributions	(0.23)	(0.89)	(0.44)	(0.18)	(0.17)

Net Asset Value, End of Year	$11.79	$10.21	$11.42	$10.28	$9.09

Total Return†	18.14%	(3.05)%	15.89%	15.29%	8.90%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$50,927	$54,031	$65,732	$58,605	$54,222
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.51%	1.31%	1.31%	1.37%	1.44%
Ratio of Net Investment Income to Average Net Assets	0.96%	1.11%	1.45%	1.67%	2.07%
Portfolio Turnover Rate	84%	62%	85%	103%	95%

(1)	Per share data calculated using average shares method.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Years
	Class A Shares
	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012^
Net Asset Value, Beginning of Year	$10.22	$11.43	$10.29	$9.09	$8.52

Income from Operations:
Net Investment Income(1)	0.08	0.09	0.13	0.13	0.16
Net Realized and Unrealized Gain/(Loss) on Investments	1.70	(0.43)	1.42	1.23	0.56

Total from Operations	1.78	(0.34)	1.55	1.36	0.72

Dividends and Distributions from:
Net Investment Income	(0.12)	(0.12)	(0.18)	(0.16)	(0.15)
Net Realized Gains	(0.08)	(0.75)	(0.23)	—	—

Total Dividends and Distributions	(0.20)	(0.87)	(0.41)	(0.16)	(0.15)

Net Asset Value, End of Year	$11.80	$10.22	$11.43	$10.29	$9.09

Total Return†	17.81%	(3.30)%	15.58%	15.11%	8.64%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4,632	$6,684	$6,731	$5,409	$5,003
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.55%	1.55%	1.55%	1.55%	1.55%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.76%	1.56%	1.56%	1.62%	1.69%
Ratio of Net Investment Income to Average Net Assets	0.73%	0.86%	1.24%	1.42%	1.84%
Portfolio Turnover Rate	84%	62%	85%	103%	95%

^	Effective September 12, 2011, all existing Investor Class Shares of the Reaves Utilities and Energy Infrastructure Fund were reclassified as Class A Shares.
(1)	Per share data calculated using average shares method.
†	Returns shown do not reflect the sales charge or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-nine funds. The financial statements herein are those of the Reaves Utilities and Energy Infrastructure Fund (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2016, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

During the year ended July 31, 2016, there have been no changes to the Fund’s fair value methodologies, no Level 3 assets and liabilities, and there have been no transfers between Level 1 and Level 2 assets and liabilities.

As of July 31, 2016, all the investments for the Fund were classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended July 31, 2016, the Fund did not incur any interest or penalties relating to unrecognized tax benefits.

Security Transactions and Investment Income  — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/ or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund seeks to declare quarterly dividends at fixed rates approved by the Board. To the extent that the amount of the Fund’s net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund’s net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted, supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year).

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee (subject to certain minimums), which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2016, the Fund was charged $137,000 for these services.

The Fund has adopted a Distribution Plan (the “Plan”) for Class A Shares. The Distributor will not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average net assets attributable to Class A Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2016, the Fund earned

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

credits of $92, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Class A Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived. As of July 31, 2016, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $5,192, expiring in 2017, $3,636 expiring in 2018, and $104,897, expiring in 2019. During the year ended July 31, 2016, there has been no recoupment of previously waived and reimbursed fees.

6.	Share Transactions:

	Year Ended July 31, 2016	Year Ended July 31, 2015
Share Transactions:
Institutional Class Shares
Issued	484,784	12,985
Reinvestment of Distributions	75,686	368,541
Redeemed	(1,530,942)	(846,482)

Net Institutional Class Shares Capital Share Transactions	(970,472)	(464,956)

Class A Shares
Issued	179,406	178,767
Reinvestment of Distributions	10,781	47,966
Redeemed	(451,652)	(161,725)

Net Class A Shares Capital Share Transactions	(261,465)	65,008

Net Decrease in Shares Outstanding	(1,231,937)	(399,948)

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the year ended July 31, 2016 were $41,367,518 and $52,953,068, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily due to REIT adjustments have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$9,277	$(9,277)	$—

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2016 and 2015 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2016	$681,013	$382,711	$1,063,724
2015	1,863,060	3,676,052	5,539,112

As of July 31, 2016, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$573,206
Undistributed Long-Term Capital Gains	5,794,021
Unrealized Appreciation	10,370,830

Total Distributable Earnings	$16,738,057

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2016 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$45,478,013	$11,142,609	$(771,779)	$10,370,830

9.	Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10.	Other:

At July 31, 2016, 13% of the total Institutional Class Shares outstanding were held by one record shareholder and 51% of the total Class A Shares were held by one record shareholder. These shareholders are comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2016.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Reaves Utilities and Energy Infrastructure Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reaves Utilities and Energy Infrastructure Fund (one of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utilities and Energy Infrastructure Fund (one of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2016

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THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, ages, positions with the Trust, lengths of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons

Name, Address, Age[1]	Position(s) Held with the Trust[2]	Principal Occupation(s) During Past 5 Years
INTERESTED BOARD MEMBERS[4],5
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 76 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
5	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional In-formation (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-342-7058. The following chart lists Trustees and Officers as of July 31, 2016.

Other Directorships Held by Board Member[3]
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisor’s Inner Circle Fund III, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund, Winton Diversified Opportunities Fund, Ltd., Gallery Trust. SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director of SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust[2]	Principal Occupation(s) During Past 5 Years
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self- Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 60 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
5	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

Other Directorships Held by Board Member[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership)
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust[2]	Principal Occupation(s) During Past 5 Years
INDEPENDENT BOARD MEMBERS (continued)[4]
GEORGE J. SULLIVAN, JR. 73 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

OFFICERS
MICHAEL BEATTIE 51 yrs. old	President (Since 2011)	Managing Director at SEI since 2011, Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 32 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
RUSSELL EMERY 53 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, Winton Series Trust since 2014, Winton Diversified Opportunities Fund since 2015 and Gallery Trust since 2016.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
4	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

Other Directorships Held by Board Member[3]

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)[3,4]
DIANNE M. DESCOTEAUX 39 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL 36 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 35 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
4	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2016

Other Directorships Held by Board Member[2]

None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2016 to July 31, 2016).

The table on the following page illustrates your Fund’s costs in two ways.

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar value expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/2016	Ending Account Value 7/31/2016	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,188.70	1.30%	$7.07
Class A Shares	1,000.00	1,187.10	1.55	8.43
Hypothetical Fund Return
Institutional Class Shares	$1,000.00	$1,018.40	1.30%	$6.52
Class A Shares	1,000.00	1,017.16	1.55	7.77
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one half year period).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2016 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2016 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short Term Capital Gains Dividends (4)
35.98%	64.02%	100.00%	84.85%	91.71%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.
(3)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(4)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Reaves Utilities and Energy Infrastructure Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co, Inc.

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

WHR-AR-001-1200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$414,870	N/A	N/A	$497,660	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2016	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $11,500 and $10,800 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2016

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: October 6, 2016